Schedule of Investments
August 31, 2025
(Unaudited)

Units		Value
Master Limited Partnerships & Related Entities–68.77%
Diversified–22.83%
Energy Transfer L.P.	9,106,328	$161,364,132
Enterprise Products Partners L.P.	3,544,474	113,919,394
MPLX L.P.	3,170,428	161,279,673
TC Energy Corp. (Canada)	700,000	36,442,000
		473,005,199
Gathering & Processing –10.84%
Hess Midstream L.P.	1,444,355	59,507,426
Summit Midstream Corp.(a)	214,723	4,942,923
Western Midstream Partners L.P.	4,085,417	160,189,201
		224,639,550
Natural Gas Pipeline Transportation–1.88%
Enbridge, Inc. (Canada)	804,167	38,873,433
Other Energy–16.07%
Arko Corp.	1,829,604	9,148,020
Cheniere Energy Partners L.P.	100	5,524
CrossAmerica Partners L.P.(b)	1,971,946	41,036,196
Global Partners L.P.	1,209,219	64,221,621
Suburban Propane Partners L.P.	5,962	111,609
Sunoco L.P.	1,937,652	101,339,199
USA Compression Partners L.P.	3,175,277	76,397,165
Westlake Chemical Partners L.P.(b)	1,846,522	40,789,671
		333,049,005
Petroleum Pipeline Transportation–16.70%
Delek Logistics Partners L.P.	286,592	12,558,461
Genesis Energy L.P.(b)	7,141,977	121,342,189
NGL Energy Partners L.P.(a)(b)	7,150,096	38,682,020
Plains All American Pipeline L.P.	6,159,426	110,869,668
Plains GP Holdings L.P.	2,811,755	54,266,872
South Bow Corp. (Canada)	300,000	8,322,000
		346,041,210
Production & Mining–0.42%
Alliance Resource Partners L.P.	378,734	8,714,669
Terminalling & Storage–0.03%
Martin Midstream Partners L.P.	186,311	639,047
Total Master Limited Partnerships & Related Entities (Cost $749,495,169)		1,424,962,113
Shares
Common Stocks & Other Equity Interests–43.75%
Diversified–10.26%
ONEOK, Inc.	1,420,314	108,483,583
Williams Cos., Inc. (The)	1,798,555	104,100,364
		212,583,947
Gathering & Processing –14.74%
Antero Midstream Corp.	4,475,769	79,623,931
Archrock, Inc.	4,550,839	112,678,773
Shares		Value
Gathering & Processing –(continued)
Targa Resources Corp.	673,828	$113,041,385
		305,344,089
Natural Gas Pipeline Transportation–3.76%
DT Midstream, Inc.(a)	221,819	23,109,103
Kinetik Holdings, Inc.	355,000	14,849,650
Pembina Pipeline Corp. (Canada)	1,060,000	40,036,200
		77,994,953
Other Energy–11.91%
Aris Water Solutions, Inc.	150,000	3,640,500
Cheniere Energy, Inc.	225,000	54,409,500
Golar LNG Ltd. (Cameroon)	650,000	28,483,000
Kinder Morgan, Inc.	3,802,880	102,601,702
Kodiak Gas Services, Inc.	1,611,938	57,691,261
		246,825,963
Petroleum Pipeline Transportation–0.10%
Chevron Corp.	137	22,002
HF Sinclair Corp.	39,707	2,020,292
Phillips 66	491	65,588
		2,107,882
Pipelines & Midstream Diversified–0.69%
Gibson Energy, Inc. (Canada)	750,000	14,215,240
Production & Mining–2.29%
EQT Corp.	916,589	47,515,974
Total Common Stocks & Other Equity Interests (Cost $536,898,484)		906,588,048
Units
Exchange-Traded Funds–1.28%
Other Energy–1.28%
Invesco SteelPath MLP & Energy Infrastructure ETF(b) (Cost $26,176,695)	1,090,000	26,478,716
Preferred Master Limited Partnerships & Related Entities–0.12%
Other Energy–0.12%
Global Partners L.P. (Cost $2,447,025)	97,881	2,518,968
Shares
Money Market Funds–0.36%
Invesco Government & Agency Portfolio, Institutional Class, 4.21%(b)(c)	2,622,209	2,622,209
Invesco Treasury Portfolio, Institutional Class, 4.17%(b)(c)	4,869,817	4,869,817
Total Money Market Funds (Cost $7,492,026)		7,492,026
TOTAL INVESTMENTS IN SECURITIES—114.28% (Cost $1,322,509,399)		2,368,039,871
OTHER ASSETS LESS LIABILITIES–(14.28)%		(295,939,560)
NET ASSETS–100.00%		$2,072,100,311
Investment Abbreviations:
ETF	– Exchange-Traded Fund
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Select 40 Fund

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended August 31, 2025.

							Dividends and Distributions
	Value November 30, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2025	Return of Capital	Capital Gains	Income
Invesco SteelPath MLP & Energy Infrastructure ETF	$-	$26,176,695	$-	$302,021	$-	$26,478,716	$-	$-	$379,350
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	118,989,190	(116,366,981)	-	-	2,622,209	-	-	668,877
Invesco Treasury Portfolio, Institutional Class	-	220,979,925	(216,110,108)	-	-	4,869,817	-	-	1,232,364
Investments in Other Affiliates:
CrossAmerica Partners L.P.	40,720,685	-	-	3,421,326	-	41,036,196	(3,105,815)	-	-
Genesis Energy L.P.	90,951,885	-	(7,196,965)	44,837,254	(3,566,206)	121,342,189	(3,683,779)	-	-
NGL Energy Partners L.P.	34,463,463	-	-	4,218,557	-	38,682,020	-	-	-
Westlake Chemical Partners L.P.	44,842,628	-	(944,054)	(971,834)	493,138	40,789,671	(2,630,207)	-	-
Total	$210,978,661	$366,145,810	$(340,618,108)	$51,807,324	$(3,073,068)	$275,820,818	$(9,419,801)	$-	$2,280,591

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2025.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco SteelPath MLP Select 40 Fund

Notes to Quarterly Schedule of Portfolio Holdings
August 31, 2025
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of August 31, 2025, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco SteelPath MLP Select 40 Fund